...............................................
                                GREENWICH STREET
                               MUNICIPAL FUND INC.
                 ...............................................

                               [GRAPHIC OMITTED]

                               SEMI-ANNUAL REPORT
                                November 30, 1998

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                November 30, 1998
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the semi-annual report for the Greenwich Street Municipal Fund Inc. ("Fund") for the period ended November 30, 1998. During the reporting period, the Fund distributed income dividends totaling $0.29 per share. The table below shows the annualized distribution rate based on the Fund's November 30, 1998 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

          Price                Annualized               Six-Month
        Per Share          Distribution Rate*         Total Return
        ---------          ------------------         ------------
      $11.85 (NAV)               4.86%                    3.28%
      $10.875 (NYSE)             5.29%                    6.97%

      In comparison, closed-end municipal bond funds posted an average total return of 3.89% on NAV for the same time period, as reported by Lipper Inc. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

      In general, the bond market has had quite a full plate to deal with for the past several months. The tremendous economic weakness in Asia combined with a hint of deflation, default on sovereign Russian debt, the debacle of a large hedge fund and, finally, three very swift drops in short-term rates from the Federal Reserve Board ("Fed") gave bond managers more than enough events to ponder.

----------
* This distribution assumes a current monthly income dividends rate of $0.048 per share for twelve months.


=====================================  1  ======================================

      Municipal bonds generally were less volatile than U.S. Treasuries with record new issue volume coming into the marketplace. This heavy supply caused tax-exempt bonds to lag U.S. Treasuries in the rally but has created unusual relative values in municipal bonds versus taxable bonds. As of November 30, 1998, the yields at which long-term municipal bonds were trading were, on average, 99% of the yield for comparable U.S. government bonds. In many years of experience in the financial markets, this is only the second time we have seen such high attractive relative values for municipal bonds. At today's yield spreads, municipal bonds make sense for investors in almost any tax bracket. And while interest rates are as low as they have been in 30 years, so too is inflation. In our view, these conditions should be with us for the foreseeable future, providing a benign backdrop for bonds.

Investment Strategy

      During the reporting period, the municipal bond market put very little premium on risk. Intermediate- and long-term municipal bonds yielded nearly the same, and the spreads between high-quality issuers and less economically stable ones were at all-time narrow levels. Our investment strategy during the period was quite simple: buy high-quality municipal bonds with maturities a bit shorter and stay there until the interest-rate environment changes. In times of economic uncertainty, if we are going to err with respect to our investment strategy, we think that it should be on the side of prudence and conservatism.

      The Fund focused on hospital bonds (19.5%), general obligation bonds (16.0%) and utility bonds (12.4%) because we believe they offered good relative values during the reporting period. At the end of November, the Fund's weighted average maturity was approximately 21 years. In addition, as of November 30, 1998, approximately 90% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Group or Moody's Investors Services Inc., with just over 54% of the Portfolio invested in AAA bonds, the highest rating.

Municipal Bond Market Outlook

      Over the next few months, we believe that interest rates should go down a bit more. Moreover, we expect a gradual rise in rates later on in 1999 from the level set early in the year. And, if interest rates do gradually rise, we believe our current investment strategy should result in less volatility while still offering our shareholders great relative values.


=====================================  2  ======================================

      In closing, thank you for investing in the Greenwich Street Municipal Fund Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                     /s/ Joseph P. Deane

Heath B. McLendon                         Joseph P. Deane
Chairman                                  Vice President and
                                          Investment Officer

December 14, 1998


=====================================  3  ======================================

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan Agent (First Data Investors Services Group Inc.) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 26. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group Inc. at (800) 331-1710.
--------------------------------------------------------------------------------


=====================================  4  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                          November 30, 1998 (unaudited)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                       Value
================================================================================

---------------------------------
Municipal Bonds and Notes -- 100%
---------------------------------

California-9.3%
 $3,000,000    Baa3*   California Educational Facilities Authority
                         Revenue, (Pooled College & University
                         Projects), Series A, 5.625% due 7/1/23      $ 3,138,750
  2,000,000    AAA     California Health Facilities Finance
                         Authority Revenue, Kaiser Permanente,
                         Series A, FSA-Insured, 5.500% due 6/1/22      2,132,500
  1,000,000    AAA     California State Public Works Board Lease
                         Revenue, Department of Corrections,
                         Series A, AMBAC-Insured,
                         5.250% due 1/1/21                             1,021,250
  1,980,000    AAA     California State University, Headquarters
                         Building Authority, Series B,
                         MBIA-Insured, 5.125% due 9/1/17               2,019,600
  8,530,000    AAA     Los Angeles County, CA Metropolitan
                         Transportation Authority Revenue, Sales
                         Tax Revenue, Series A, MBIA-Insured,
                         5.250% due 7/1/19                             8,753,912
  1,380,000    AAA     Los Angeles County, CA Public Works
                         Financing Authority Revenue, Series A,
                         Lease Revenue, (Multiple Capital
                         Facilities Project), AMBAC-Insured,
                         5.125% due 6/1/17                             1,402,425
  1,000,000    AAA     Rancho Cucamonga, CA Redevelopment
                         Agency Tax Allocation, (Rancho
                         Redevelopment Project), MBIA-Insured,
                         5.250% due 9/1/26                             1,022,500
  2,000,000    AAA     San Diego County, CA COP, North
                         County Regional Center Expansion,
                         AMBAC-Insured, 5.250% due 11/15/19            2,055,000
--------------------------------------------------------------------------------
                                                                      21,545,937
--------------------------------------------------------------------------------
Colorado-2.8%
  2,000,000    Aaa*    Arapahoe County, CO Capital Improvement,
                         Highway Revenue, Current Series E,
                         (Pre-Refunded--Escrowed with U.S.
                         government securities to 8/31/05
                         Call @ 103), 7.000% due 8/31/26 (b)           2,405,000
  2,000,000    A       Colorado Health Facilities Authority
                         Revenue, Series B, 5.350% due 8/1/15          2,052,500

                       See Notes to Financial Statements.


=====================================  5  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                       Value
================================================================================
Colorado-2.8% (continued)
 $2,000,000    AAA     E-470 Public Highway Authority
                         Revenue, Series A, MBIA-Insured,
                         5.000% due 9/1/15                           $ 2,017,500
--------------------------------------------------------------------------------
                                                                       6,475,000
--------------------------------------------------------------------------------
Florida-4.8%
  1,000,000    AAA     Bay County, FL Water System Revenue,
                         MBIA-Insured, 5.125% due 9/1/22               1,012,500
  2,000,000              AAA Dade County, FL GO, Unlimited
                         Revenue Bonds, Florida Seaport,
                         MBIA-Insured, 5.125% due 10/1/21              2,020,000
  1,000,000    AAA     Florida State Turnpike Authority Revenue,
                          Department of Transportation, Series A,
                          FGIC-Insured, 5.000% due 7/1/16              1,012,500
  3,500,000    BBB-    Martin County, FL IDR, (Indiantown
                          Cogeneration Project), Series A,
                          7.875% due 12/15/25 (b)(c)                   4,029,375
  1,000,000    A2*     Martin County, FL Special Assessment
                          Revenue, 6.100% due 11/1/15                  1,091,250
  2,000,000    AAA     Tampa, FL Revenue Health System,
                          Catholic Health, Series A-1,
                          MBIA-Insured, 4.875% due 11/15/18            1,975,000
--------------------------------------------------------------------------------
                                                                      11,140,625
--------------------------------------------------------------------------------
Hawaii-1.1%
  2,540,000    AAA     Hawaii State GO, Series CP, FGIC-Insured,
                          5.000% due 10/1/16                           2,555,875
--------------------------------------------------------------------------------
Illinois-5.0%
                       Illinois Health Facilities Authority,
                         MBIA-Insured:
  7,000,000    AAA         Ingalls Health Systems Project,
                             6.250% due 5/15/24                        7,612,500
  1,000,000    Aaa*        Memorial Health Systems,
                             5.250% due 10/1/18                        1,023,750
  3,000,000    AAA     Illinois State GO, FGIC-Insured,
                          5.250% due 12/1/20                           3,037,500
--------------------------------------------------------------------------------
                                                                      11,673,750
--------------------------------------------------------------------------------
Indiana-2.1%
  2,000,000    AAA     Avon, IN Community School Building Corp.,
                          First Mortgage, AMBAC-Insured,
                          5.250% due 1/1/22                            2,047,500

                       See Notes to Financial Statements.


=====================================  6  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited) (continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                       Value
================================================================================
Indiana-2.1% (continued)
$ 2,500,000    Aa2*    Petersburg, IN Industrial PCR,
                         Indianapolis Power & Light Corp.,
                         6.625% due 12/1/24                          $ 2,828,125
--------------------------------------------------------------------------------
                                                                       4,875,625
--------------------------------------------------------------------------------
Iowa-0.3%
    755,000    AAA     Iowa Finance Authority, Multi-Family
                         Housing Revenue Refunding, (Forest
                         Glen Apartments Project), Series A,
                         FNMA-Collateralized, 5.600% due 11/1/22         779,537
--------------------------------------------------------------------------------
Louisiana-1.1%
  2,500,000    AAA     Terrebonne Parish, LA Hospital Service
                          District 1, (Terrebonne Medical
                          Center Project), AMBAC-Insured,
                          5.375% due 4/1/23                            2,581,250
--------------------------------------------------------------------------------
Maryland-1.5%
 11,000,000    NR      Maryland State Energy & Financing
                         Administration, Solid Waste Disposal
                         Revenue, (Hagerstown Recycling Project),
                         9.000% due 10/15/16 (c)(e)                    3,410,000
--------------------------------------------------------------------------------
Massachusetts-5.0%
  2,000,000    AAA     Massachusetts Bay Transportation Authority,
                          Series B, FSA-Insured, 5.250% due 3/1/26     2,025,000
  1,850,000            AAA Massachusetts State Health & Educational
                          Facilities Revenue, Northeastern University,
                          Series G, MBIA-Insured, 5.000% due 10/1/16   1,863,875
  1,000,000    AAA     Massachusetts State Housing Finance
                          Agency, Series B, MBIA-Insured,
                          5.300% due 12/1/17                           1,016,250
 10,000,000    NR      Massachusetts State Industrial Financing
                         Agency, Solid Waste Disposal Revenue,
                         Massachusetts Recycling Association,
                         Series A, 9.000% due 8/1/16 (c)(e)            3,750,000
                       Massachusetts State Water Resource
                         Authority, MBIA-Insured:
  2,000,000    AAA         Series B, 5.000% due 12/1/25                1,982,500
  1,000,000    AAA         Series C, 5.250% due 12/1/20                1,016,250
--------------------------------------------------------------------------------
                                                                      11,653,875
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  7  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited)(continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                       Value
================================================================================
Michigan-5.9%
 $4,000,000    AA+     Michigan Municipal Bond Authority
                         Revenue, State Revolving Fund,
                         5.125% due 10/1/20                          $ 4,025,000
  6,000,000    NR      Michigan Strategic Fund Resource
                         Recovery, Limited Obligation Revenue,
                         Central Wayne Energy, Series A,
                         7.000% due 7/1/27(c)                          6,075,000
  2,000,000    NR      Midland County, MI EDC, PCR,
                         Limited Obligation, Series B,
                         9.500% due 7/23/09(b)(c)                      2,162,500
  1,500,000    AAA     Standish-Sterling MI Community Schools,
                         FGIC-Insured, 5.100% due 5/1/18               1,511,250
--------------------------------------------------------------------------------
                                                                      13,773,750
--------------------------------------------------------------------------------
Minnesota-0.2%
    500,000    A3*     Minnesota State Higher Education Facilities
                         Authority Revenue, St. Johns University,
                         Series Four-L, 5.350% due 10/1/17               507,500
--------------------------------------------------------------------------------
Missouri-1.1%
  1,000,000    AAA     Fenton, MO COP, (Capital Improvement
                         Projects), MBIA-Insured,
                         5.125% due 9/1/17                             1,015,000
  1,500,000    AAA     Kansas City, MO Municipal Assistance
                         Refunding, MBIA-Insured,
                         5.000% due 4/15/20                            1,498,125
--------------------------------------------------------------------------------
                                                                       2,513,125
--------------------------------------------------------------------------------
New Jersey-0.4%
  1,000,000    AAA     Middlesex County, NJ COP, MBIA-Insured,
                         5.200% due 6/15/18                            1,028,750
--------------------------------------------------------------------------------
New York-8.8%
  2,000,000    A-      Long Island Power Authority, NY Electric
                         Systems Revenue, 5.500% due 12/1/29           2,062,500
  1,790,000    AAA     New York City, NY Municipal Water Finance
                         Authority, Water & Sewer Systems
                         Revenue, Series B, MBIA-Insured,
                         5.375% due 6/15/19                            1,836,988
  2,000,000    AA      New York City Transitional Finance Authority
                         Revenue, Future Tax Secured, Series A,
                         5.000% due 8/15/17                            2,007,500

                       See Notes to Financial Statements.


=====================================  8  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited)(continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                       Value
================================================================================
New York-8.8% (continued)
                       New York State Dormitory Authority Revenue:
 $1,000,000    AAA       City University System, Series A,
                           FGIC-Insured, 5.000% due 7/1/16           $ 1,008,750
  1,000,000    AAA       Lease Revenue, Health Facilities
                           Improvement Program, Series A,
                           FSA-Insured, 5.500% due 5/15/16             1,060,000
  1,500,000    AAA       Mental Health Services Facilities
                           Improvement, Series D, FSA-Insured,
                           5.125% due 8/15/17                          1,518,750
  3,000,000    AAA       Montefiore Medical Center, AMBAC/
                           FHA-Insured, 5.250% due 2/1/15              3,093,750
  3,000,000    AAA       State University Educational Facilities,
                           Series A, MBIA-Insured, 5.000%
                           due 5/15/18                                 3,015,000
  2,580,000    BBB+    New York State Thruway Authority Service
                         Contract Revenue, Local Highway &
                         Bridge, 6.000% due 4/1/11                     2,838,000
  2,000,000    Aa3*    New York State Triborough Bridge &
                         Tunnel Authority Revenue, Series A,
                         5.000% due 1/1/24                             2,000,000
--------------------------------------------------------------------------------
                                                                      20,441,238
--------------------------------------------------------------------------------
North Carolina-0.4%
  1,000,000    AA-     North Carolina Medical Care Community
                         Hospital Revenue, Pitt County Memorial
                         Hospital, Series A, 5.000% due 12/1/18          987,500
--------------------------------------------------------------------------------
Ohio-1.8%
  4,000,000    AAA     Cuyahoga County, OH Hospital Revenue,
                         Metrohealth Systems, Series A,
                         MBIA-Insured, 5.125% due 2/15/16              4,080,000
--------------------------------------------------------------------------------
Pennsylvania-5.0%
  2,500,000    AAA     Altoona, PA City Authority, Water
                         Revenue Refunding, FGIC-Insured,
                         5.000% due 11/1/19                            2,500,000
  1,900,000    AAA     Beaver County, PA IDA, FSA-Insured,
                         5.450% due 9/15/28                            1,971,250
  1,865,000    Aaa*    Cranberry Township, PA Municipal
                         Water & Sewer Revenue, MBIA-Insured,
                         5.000% due 12/1/17                            1,871,994

                       See Notes to Financial Statements.


=====================================  9  ======================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited)(continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                       Value
================================================================================
Pennsylvania-5.0% (continued)
 $1,500,000    AAA     Montgomery County, PA Health Care,
                         Holy Redeemer Health, Higher Education
                         & Health Authority Revenue, Series A,
                         AMBAC-Insured, 5.250% due 10/1/17           $ 1,535,625
  2,580,000    AAA     North Wales, PA Water Authority,
                         FGIC-Insured, 5.000% due 11/1/15              2,605,800
  1,000,000    AAA     Pittsburgh, PA Water & Sewer Authority,
                         Series C, FSA-Insured, 5.000% due 9/1/17      1,006,250
--------------------------------------------------------------------------------
                                                                      11,490,919
--------------------------------------------------------------------------------
Puerto Rico-0.6%
  1,250,000    AAA     Puerto Rico Commonwealth Infrastructure
                         Financing Authority, Series A,
                         AMBAC-Insured, 5.000% due 7/1/16              1,268,750
--------------------------------------------------------------------------------
South Carolina-0.9%
  2,000,000    AAA     Lexington County, SC Health Services
                         District Inc., Hospital Revenue,
                         Refunding & Improvement, FSA-Insured,
                         5.250% due 11/1/17                            2,055,000
--------------------------------------------------------------------------------
Tennessee-0.4%
  1,000,000    AA      Metropolitan Government Nashville &
                         Davidson County, Tennessee Electric
                         Revenue, Series A, 5.125% due 5/15/15         1,018,750
--------------------------------------------------------------------------------
Texas-22.0%
  2,000,000    Aaa*    Azle, TX ISD, Series C, PSFG,
                         FGIC-Insured, 5.000% due 2/15/22              1,995,000
  4,000,000    AAA     Bexar County, TX Health Facilities
                         Development Corp. Revenue, Baptist
                         Health Systems, Series A, MBIA-Insured,
                         5.250% due 11/15/27                           4,060,000
  2,000,000    AAA     Brazos County, TX Health Facilities
                         Development Corp., Franciscan Services
                         Corp. Revenue, Series A, MBIA-Insured,
                         5.375% due 1/1/17                             2,067,500
                       Brazos River Authority, PCR:
  1,000,000    AAA       Houston Industrial Income Project,
                           Series A, 5.125% due 5/1/19                 1,008,750

                       See Notes to Financial Statements.


=====================================  10  =====================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited)(continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                       Value
================================================================================
Texas-22.0% (continued)
 $2,000,000    BBB       Utilities Electric Co., Series C,
                           5.550% due 6/1/30                         $ 1,962,500
                       Burleson, TX ISD, PSFG:
    725,000    Aaa*      6.750% due 8/1/24                               821,062
  1,775,000    NR        Pre-Refunded--Escrowed with U.S.
                           government securities to 8/1/06
                           Call @ 100, 6.750% due 8/1/24               2,087,844
  2,000,000    AAA     Del Valle, TX ISD, PSFG,
                         5.000% due 2/1/18                             2,005,000
  3,650,000    AAA     El Paso, TX ISD, PSFG,
                         5.900% due 2/15/13                            3,910,062
  1,610,000    AA-     Fort Worth, TX Higher Education Finance
                         Corp., Texas Christian University,
                         5.000% due 3/15/15                            1,624,087
    200,000    VMIG 1* Guadalupe Blanco River Authority, TX PCR,
                         (Central Power & Light Co. Project),
                         3.250% due 11/1/15(d)                           200,000
  2,000,000    AA      Harris County, TX Health Facilities
                         Development Revenue, School Health Care
                         Systems, Series B, 5.750% due 7/1/27          2,110,000
  2,500,000    AA      Harris County, TX Toll Road, Sub-Lien,
                         5.125% due 8/15/17                            2,540,625
  5,000,000    AA-     Houston, TX GO, Series A,
                         5.000% due 3/1/14                             5,087,500
    400,000    VMIG 1* Lubbock, TX Health Facilities Development,
                         St. Joseph Health System, 3.300%
                         due 7/1/13(d)                                   400,000
  1,000,000    AAA     Manor, TX ISD, PSFG, 5.000% due 8/1/17          1,005,000
  2,500,000    AAA     Nueces River Authority, Texas Water Supply,
                         FSA-Insured, 5.500% due 3/1/27                2,637,500
  9,035,000    AA      Texas State Veterans Housing GO, Series B-4,
                         6.700% due 12/1/24(c)                         9,678,744
                       Texas Water Development Board Revenue,
                         State Revolving Fund, Senior Lien, Series B:
  1,200,000    AAA         5.000% due 7/15/14                          1,216,500
  3,110,000    AAA         5.000% due 7/15/16                          3,121,663
  1,520,000    AAA     West Texas Municipal Power Agency,
                         MBIA-Insured, 5.000% due 2/15/17              1,520,000
--------------------------------------------------------------------------------
                                                                      51,059,337
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  11  =====================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited)(continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                       Value
================================================================================
Utah-4.2%
                       Intermountain Power Agency, UT Power
                         Supply Revenue:
 $1,500,000    AAA         Series A, MBIA-Insured,
                             5.250% due 7/1/15                       $ 1,543,125
  8,400,000    A+          Series D, 5.000% due 7/1/21                 8,284,500
--------------------------------------------------------------------------------
                                                                       9,827,625
--------------------------------------------------------------------------------
Virgin Islands-1.7%
  4,000,000    BBB-    Virgin Islands Public Finance Authority,
                         Series A, 5.500% due 10/1/22                  4,050,000
--------------------------------------------------------------------------------
Virginia-4.3%
  1,250,000    A+      Virginia College Building Authority, VA
                         Educational Facilities Revenue, (Hampton
                         University Project), 5.750% due 4/1/14        1,332,813
                       Virginia State Housing Development Authority,
                         Commonwealth Mortgage:
  3,720,000    AA+         Series A, Sub-Series A-1,
                             6.400% due 7/1/17                         3,961,800
  1,500,000    AA+         Series C, Sub-Series C-1,
                             5.100% due 7/1/14                         1,509,375
                           Series D:
  1,585,000    AA+           Sub-Series D-1, 6.400% due 7/1/17         1,701,894
  1,315,000    AA+           Sub-Series D-3, 5.800% due 7/1/10         1,390,613
--------------------------------------------------------------------------------
                                                                       9,896,495
--------------------------------------------------------------------------------
Washington-3.7%
  2,040,000    Aaa*    Skagit County, WA Public Hospital
                         District No. 001 Revenue Refunding,
                         Affiliated Health Services, FSA-Insured,
                         5.750% due 12/1/11                            2,233,800
  1,000,000    Aaa*    Washington State Health Care Facilities
                         Authority Revenue, Children's Hospital &
                         Regional Medical Center, FSA-Insured,
                         5.000% due 10/1/18                              992,500
                       Washington State Public Power Supply System:
  1,000,000    AAA       Series A, (Nuclear Project No. 2),
                           FSA-Insured, 5.125% due 7/1/11(f)           1,041,250
  4,250,000    Aa1*      Series B, (Nuclear Project No. 3),
                           5.500% due 7/1/18                           4,265,640
--------------------------------------------------------------------------------
                                                                       8,533,190
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=====================================  12  =====================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                    November 30, 1998 (unaudited)(continued)
--------------------------------------------------------------------------------

    Face
   Amount      Rating(a)                 Security                       Value
================================================================================
West Virginia-2.1%
                       Marion County, WV Community Solid Waste
                         Disposal Facilities Revenue, Adirondack
                         Recycling:
 $4,646,855    NR          Series A, 8.000% due 12/1/25 (c)          $ 4,182,170
    653,688    NR          Series B, 10.000% due 12/1/25 (c)             588,319
--------------------------------------------------------------------------------
                                                                       4,770,489
--------------------------------------------------------------------------------
Wisconsin-1.3%
                       Wisconsin State Health & Educational
                         Facilities Authority Revenue,
                         MBIA-Insured:
  2,000,000    AAA         Aurora Health Care Inc.,
                             5.250% due 8/15/17                        2,040,000
  1,000,000    AAA         The Medical College Wisconsin Inc.
                             Project, 5.400% due 12/1/16               1,042,500
--------------------------------------------------------------------------------
                                                                       3,082,500
--------------------------------------------------------------------------------
Wyoming-2.2%
  2,000,000    AA      Wyoming Community Development Authority Housing
                         Revenue, Series 4, 5.900% due 12/1/14         2,112,500
  2,920,000    AA      Wyoming Community Development Authority,
                         Series 1, 5.450% due 12/1/29                  2,963,800
--------------------------------------------------------------------------------
                                                                       5,076,300
--------------------------------------------------------------------------------
                       TOTAL INVESTMENTS--100%
                       (COST--$233,463,554**)                       $232,152,692
================================================================================

(a) All ratings are by Standard & Poor's Rating service, except those identified by an asterisk (*) are rated by Moody's Investors Service Inc.

(b)   Security is segregated by custodian for open purchase commitments.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Variable rate municipal bonds are payable upon not more than seven business days notice.

(e)   Security is in default.

(f)   Security segregated by custodian for futures contracts commitments.

**    Aggregate cost for Federal income tax purposes is substantially the same.

                  See pages 15 and 16 for definition of ratings
                       and certain security descriptions.

                       See Notes to Financial Statements.


=====================================  13  =====================================

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                          November 30, 1998 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Standard &        Percent of
         Moody's        and/or          Poor's       Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Aaa                           AAA              54.3%
           Aa                            AA               22.3
            A                             A                6.6
           Baa                           BBB               6.9
           NR                            NR                9.6
         VMIG 1                          A-1               0.3
                                                         -----
                                                         100.0%
                                                         =====
--------------------------------------------------------------------------------


=====================================  14  =====================================

--------------------------------------------------------------------------------
                                  Bond Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Rating Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


=====================================  15  =====================================

--------------------------------------------------------------------------------
                          Short-Term Securities Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having demand feature -- VRDO.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                              Security Descriptions
                                   (unaudited)
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CDA    -- Community Development Administration
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
ETM    -- Escrowed to Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Agency
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SYCC   -- Structured Yield Curve Certificate
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
VAN    -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand


=====================================  16  =====================================

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------

                                                              November 30, 1998
================================================================================
ASSETS:
  Investments, at value (Cost-- $233,463,554)                      $232,152,692
  Interest receivable                                                 4,104,825
--------------------------------------------------------------------------------
  Total Assets                                                      236,257,517
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     390,530
  Payable to broker-margin variation                                    125,000
  Investment advisory fees payable                                       58,611
  Payable to bank                                                        44,959
  Accrued expenses                                                       89,634
--------------------------------------------------------------------------------
  Total Liabilities                                                     708,734
--------------------------------------------------------------------------------
Total Net Assets                                                   $235,548,783
================================================================================
NET ASSETS:
  Par value of capital shares                                      $     19,882
  Capital paid in excess of par value                               237,656,883
  Overdistributed net investment income                                (717,090)
  Accumulated net realized gain on security transactions                  6,220
  Net unrealized depreciation of investments and futures
    contracts                                                        (1,417,112)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.85 per share on 19,882,045 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)     $235,548,783
================================================================================

                       See Notes to Financial Statements.


=====================================  17  =====================================

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                    Six Months
                                                                      Ended
                                                                     11/30/98
================================================================================
INVESTMENT INCOME:
  Interest                                                         $  6,242,569
--------------------------------------------------------------------------------
Expenses:
  Investment advisory fees (Note 3)                                   1,072,927
  Directors' fees                                                        27,645
  Shareholder communications                                             20,350
  Shareholder and system servicing fees                                  18,607
  Listing fees                                                           13,371
  Audit and legal                                                        13,273
  Pricing service fees                                                    6,897
  Custody                                                                 2,195
  Other                                                                   6,049
--------------------------------------------------------------------------------
  Total Expenses                                                      1,181,314
  Less: Investment advisory fee waiver                                 (365,396)
--------------------------------------------------------------------------------
  Net Expenses                                                          815,918
--------------------------------------------------------------------------------
Net Investment Income                                                 5,426,651
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              25,190,030
    Cost of securities sold                                          24,490,981
--------------------------------------------------------------------------------
  Net Realized Gain                                                     699,049
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
    Beginning of period                                              (2,350,122)
    End of period                                                    (1,417,112)
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                               933,010
--------------------------------------------------------------------------------
Net Gain on Investments                                               1,632,059
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  7,058,710
================================================================================

                       See Notes to Financial Statements.


=====================================  18  =====================================

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended                 Year
                                                            11/30/98               Ended
                                                           (unaudited)            5/31/98
============================================================================================
OPERATIONS:
  Net investment income                                   $   5,426,651       $   9,947,837
  Net realized gain                                             699,049           3,104,107
  Decrease in net unrealized depreciation                       933,010           9,774,667
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                      7,058,710          22,826,611
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                      (5,666,386)        (11,946,605)
  In excess of net investment income                                 --             (69,250)
  Net realized gains                                                 --          (7,113,504)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                            (5,666,386)        (19,129,359)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued
    for reinvestment of dividends                                    --           2,544,884
--------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                          --           2,544,884
--------------------------------------------------------------------------------------------
Increase in Net Assets                                        1,392,324           6,242,136
NET ASSETS:
  Beginning of period                                       234,156,459         227,914,323
--------------------------------------------------------------------------------------------
  End of period*                                          $ 235,548,783       $ 234,156,459
============================================================================================
* Includes overdistributed net investment income of:      $    (717,090)      $    (477,355)
============================================================================================

                       See Notes to Financial Statements.


=====================================  19  =====================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (unaudited)
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $69,250 and $117,095, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


=====================================  20  =====================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      2. Dividends, Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement and Other Transactions

      Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the six months ended November 30, 1998, MMC waived investment advisory fees of $365,396.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Securities Transactions

      For the six months ended November 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $16,045,669
--------------------------------------------------------------------------------
Sales                                                                 25,190,030
================================================================================

      At November 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $(13,232,221
Gross unrealized depreciation                                       (14,543,083)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (1,310,862)
================================================================================


=====================================  21  =====================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

      5. Capital Shares

      Capital stock transactions were as follows:

                                    Six Months Ended         Year Ended
                                    November 30, 1998        May 31, 1998
                                    -----------------    ---------------------
                                    Shares     Amount    Shares         Amount
================================================================================
Shares issued on reinvestment         --         --      217,191      $2,544,884
================================================================================

      6. Futures Contracts

      Iniital margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking -to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are receved or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The fund enters into such contracts to hedge a portion of of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At November 30, 1998, the Fund had the following open futures contracts:

                           Expiration    # of         Basic           Market        Unrealized
                           Month/Year  Contracts      Value            Value           Loss
==============================================================================================
Future contracts to sell:
Municipal Bond Index          12/98       100      $12,878,125      $12,984,375      $(106,250)
==============================================================================================


=====================================  22  =====================================

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended May 31, except where noted:

                                           1998(1)             1998            1997            1996          1995(2)
=======================================================================================================================
Net Asset Value,
  Beginning of Period                     $  11.78          $  11.59        $  12.19        $  12.84        $  12.00
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                    0.27              0.50            0.66            0.66            0.63
  Net realized and unrealized
    gain (loss)                               0.09              0.66           (0.26)          (0.42)           0.77
-----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.36              1.16            0.40            0.24            1.40
-----------------------------------------------------------------------------------------------------------------------
Offering Costs Charged to
  Paid-In Capital                               --                --              --              --           (0.02)
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.29)            (0.60)          (0.66)          (0.66)          (0.54)
  In excess of net investment income            --             (0.01)             --              --              --
  Net realized gains                            --             (0.36)          (0.34)          (0.23)             --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.29)            (0.97)          (1.00)          (0.89)          (0.54)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                           $  11.85          $  11.78        $  11.59        $  12.19        $  12.84
-----------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value*                               6.97%++          (0.20)%          8.97%           5.52%           1.65%++
-----------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*                            3.28%++          10.53%           3.61%           2.40%          12.28%++
-----------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)                    $235,549          $234,156        $227,914        $238,468        $251,219
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                                0.69%+            1.00%           1.03%           1.06%           1.05%+
  Net investment income                       4.60+             4.25            5.57            5.17            5.63+
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          7%               85%            115%             42%            115%
-----------------------------------------------------------------------------------------------------------------------
Market Value, End of Period               $ 10.875          $ 10.438        $ 11.375        $ 11.375        $ 11.625
=======================================================================================================================

(1)   For the six months ended November 30, 1998 (unaudited).
(2) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.
(3) The investment adviser waived a part of its fees for the six months ended November 30, 1998. If such fees were not waived the per share decrease on the net investment income and the annualized ratio of expenses to average net assets would have been $0.02 and 1.00%, respectively.
* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


=====================================  23  =====================================

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                 Net Realized               Net Increase
                                                                and Unrealized             (Decrease) in
                   Investment          Net Investment           Gain (Loss) on            Net Assets From
                     Income                Income                 Investments                Operations
-------------------------------------------------------------------------------------------------------------
Quarter                    Per                    Per                        Per                        Per
 Ended         Total      Share       Total      Share        Total         Share        Total         Share
=============================================================================================================
 8/31/96    $3,940,034    $0.20    $3,319,852    $0.17    $(3,899,664)    $ (0.20)    $  (579,812)    $(0.03)
11/30/96     3,836,212     0.20     3,226,504     0.17      8,809,662        0.45      12,036,166       0.62
 2/28/97     3,780,875     0.19     3,189,232     0.16     (7,930,720)      (0.40)     (4,741,488)     (0.24)
 5/31/97     3,857,047     0.19     3,273,623     0.16     (2,187,452)      (0.11)      1,086,171       0.05
 8/31/97     3,149,970     0.16     2,546,539     0.13      3,996,871        0.20       6,543,410       0.33
11/30/97     3,008,049     0.15     2,431,992     0.12      4,698,522        0.24       7,130,514       0.36
 2/28/98     3,051,177     0.15     2,469,512     0.13      3,841,082        0.19       6,310,594       0.32
 5/31/98     3,083,519     0.16     2,499,794     0.12        342,299        0.03       2,842,093       0.15
 8/31/98     3,174,059     0.16     2,568,214     0.13      1,887,145        0.09       4,455,359       0.22
11/30/98     3,068,510     0.15     2,858,437     0.14       (255,086)      (0.00)      2,603,351       0.14
=============================================================================================================


=====================================  24  =====================================

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                              NYSE                                  Dividend
  Record        Payable      Closing     Net Asset    Dividend    Reinvestment
   Date          Date         Price*      Value*        Paid         Price
================================================================================
  1/28/97       1/31/97      $11.563      $11.65       $0.060       $11.53
  2/25/97       2/28/97       11.750       11.80        0.060        11.66
  3/24/97       3/27/97       11.250       11.40        0.060        11.40
  4/22/97       4/25/97       11.250       11.30        0.060        11.29
  5/27/97       5/30/97       11.250       11.51        0.060        11.49
  6/24/97       6/27/97       11.625       11.74        0.060        11.74
  7/22/97       7/25/97       11.875       11.98        0.060        11.90
  8/26/97       8/29/97       11.563       11.70        0.060        11.65
  9/23/97       9/26/97       11.625       11.86        0.056        11.56
 10/28/97      10/31/97       11.063       11.86        0.056        11.29
 11/24/97      11/28/97       11.250       11.90        0.056        11.45
 12/22/97+     12/26/97       11.188       11.78        0.360        11.57
  1/27/98       1/30/98       11.688       11.79        0.056        11.77
  2/24/98       2/27/98       11.688       11.78        0.056        11.78
  3/24/98       3/27/98       10.875       11.76        0.049        10.87
  4/21/98       4/24/98       10.563       11.64        0.049        10.55
  5/26/98       5/29/98       10.438       11.75        0.049        10.55
  6/23/98       6/26/98       10.688       11.76        0.049        10.69
  7/28/98       7/31/98       10.313       11.72        0.046        10.26
  8/25/98       8/28/98       10.188       11.81        0.046        10.40
  9/22/98       9/25/98       10.563       11.87        0.048        10.86
 10/27/98      10/30/98       10.625       11.86        0.048        10.86
 11/24/98      11/27/98       10.875       11.85        0.048        11.15
================================================================================
*     As of record date.
+     Capital gain distribution.


=====================================  25  =====================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investor Services Group Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in


=====================================  26  =====================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distribution under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

--------------------------------------------------------------------------------
                             Additional Information
                                   (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


=====================================  27  =====================================

                           Greenwich Street Municipal
                                    Fund Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman
Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Mutual Management Corp.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


=====================================  28  =====================================

                This report is intended only for the shareholders
                     of Greenwich Street Municipal Fund Inc.
                             It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.

                                   FD0838 1/99